Exhibit (m)(4): Calculations of Illustrations for VUL IV/VUL IV — ES 2008 Revisions
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $13,567.52 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,010.27
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$496.28
- Mortality & Expense Charge****	$126.59
+ Hypothetical Rate of Return*****	$(144.88)

=	$13,568	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$41.32
2	$41.33
3	$41.33
4	$41.34
5	$41.35
6	$41.35
7	$41.36
8	$41.37
9	$41.37
10	$41.38
11	$41.39
12	$41.39

Total	$496.28

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(12.38)
2	$(12.32)
3	$(12.27)
4	$(12.21)
5	$(12.16)
6	$(12.10)
7	$(12.04)
8	$(11.99)
9	$(11.93)
10	$(11.88)
11	$(11.82)
12	$(11.77)

Total	$(144.88)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$13,567.52
- Year 5 Surrender Charge	$3,604.00

=	$9,964	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $16,322.00 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,843.14
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$493.37
- Mortality & Expense Charge****	$143.12
+ Hypothetical Rate of Return*****	$790.35

=	$16,322	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$41.12
2	$41.12
3	$41.12
4	$41.12
5	$41.12
6	$41.11
7	$41.11

Month	COI
8	$41.11
9	$41.11
10	$41.11
11	$41.11
12	$41.11

Total	$493.37

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$65.58
2	$65.63
3	$65.68
4	$65.73
5	$65.78
6	$65.84
7	$65.89
8	$65.94
9	$65.99
10	$66.05
11	$66.10
12	$66.15

Total	$790.35
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,322.00
- Year 5 Surrender Charge	$3,604.00

=	$12,718	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $19,554.40 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,909.56
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$490.03
- Mortality & Expense Charge****	$161.76
+ Hypothetical Rate of Return*****	$1,971.62

=	$19,554	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$40.90
2	$40.89
3	$40.88
4	$40.87
5	$40.85
6	$40.84
7	$40.83
8	$40.82
9	$40.81
10	$40.79
11	$40.78
12	$40.77

Total	$490.03

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$159.10
2	$160.02
3	$160.95
4	$161.89
5	$162.83
6	$163.78
7	$164.74
8	$165.70
9	$166.67
10	$167.66
11	$168.64
12	$169.64

Total	$1,971.62
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,554.40
- Year 5 Surrender Charge	$3,604.00

=	$15,950	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $96,855.14 = $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$78,794.17
+ Annual Premium*	$25,000.00

- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,749.22
- Mortality & Expense Charge****	$904.57
+ Hypothetical Rate of Return*****	$(1,035.23)

=	$96,855	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$312.00
2	$312.08
3	$312.16
4	$312.24
5	$312.32
6	$312.40
7	$312.47
8	$312.55
9	$312.63
10	$312.71
11	$312.79
12	$312.86

Total	$3,749.22

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($88.54)
2	($88.12)
3	($87.71)
4	($87.30)
5	($86.88)

Month	Interest
6	$(86.47)
7	$(86.06)
8	$(85.65)
9	$(85.24)
10	$(84.83)
11	$(84.42)
12	$(84.01)

Total	$(1,035.23)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$96,855.14
- Year 5 Surrender Charge	$20,840.00

=	$76,015	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $116,614.76 = $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$91,954.22
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,717.16
- Mortality & Expense Charge****	$1,023.33
+ Hypothetical Rate of Return*****	$5,651.03

=	$116,615	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$309.83
2	$309.82
3	$309.81
4	$309.80
5	$309.78
6	$309.77
7	$309.76
8	$309.75
9	$309.73
10	$309.72
11	$309.71
12	$309.69

Total	$3,717.16

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$469.23
2	$469.54
3	$469.84
4	$470.15
5	$470.45
6	$470.76
7	$471.07
8	$471.38
9	$471.69
10	$472.00
11	$472.31
12	$472.62

Total	$5,651.03

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$116,614.76
- Year 5 Surrender Charge	$20,840.00

=	$95,775	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $139,811.38 = $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$106,793.91
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,680.34
- Mortality & Expense Charge****	$1,157.20
+ Hypothetical Rate of Return*****	$14,105.02

=	$139,811	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$307.38
2	$307.26
3	$307.14
4	$307.02
5	$306.89
6	$306.76
7	$306.64
8	$306.51
9	$306.38

Month	COI
10	$306.25
11	$306.12
12	$305.99

Total	$3,680.34

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,138.92
2	$1,145.38
3	$1,151.89
4	$1,158.45
5	$1,165.07
6	$1,171.74
7	$1,178.46
8	$1,185.24
9	$1,192.08
10	$1,198.97
11	$1,205.91
12	$1,212.92

Total	$14,105.02
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$139,811.38
- Year 5 Surrender Charge	$20,840.00

=	$118,971	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $12,936.19
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,504.72
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$633.25
- Mortality & Expense Charge****	$121.37
+ Hypothetical Rate of Return*****	$(138.90)

=	$12,936	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$45.22
2	$45.23
3	$45.24
4	$45.25
5	$45.26
6	$45.27
7	$45.28
8	$45.28
9	$45.29
10	$45.30
11	$45.31
12	$45.32

Total	$543.25

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(11.93)
2	$(11.87)
3	$(11.80)
4	$(11.74)
5	$(11.67)
6	$(11.61)
7	$(11.54)
8	$(11.48)
9	$(11.41)
10	$(11.35)
11	$(11.29)
12	$(11.22)

Total	$(138.90)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,936.19
- Year 5 Surrender Charge	$3,604.00

=	$9,332	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $15,589.54
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,273.66
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$630.18

- Mortality & Expense Charge****	$137.33
+ Hypothetical Rate of Return*****	$758.39

=	$15,590	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$45.01
2	$45.01
3	$45.01
4	$45.01
5	$45.02
6	$45.02
7	$45.02
8	$45.02
9	$45.02
10	$45.02
11	$45.02
12	$45.02

Total	$540.18

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$63.22
2	$63.21
3	$63.21
4	$63.21
5	$63.20
6	$63.20
7	$63.20

Month	Interest
8	$63.19
9	$63.19
10	$63.19
11	$63.19
12	$63.18

Total	$758.39
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,589.54
- Year 5 Surrender Charge	$3,604.00

=	$11,986	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $18,706.01
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,269.59
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$626.66
- Mortality & Expense Charge****	$155.34
+ Hypothetical Rate of Return*****	$1,893.42

=	$18,706	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$44.78
2	$44.77
3	$44.76
4	$44.75
5	$44.74
6	$44.73
7	$44.72
8	$44.71
9	$44.69
10	$44.68
11	$44.67
12	$44.66

Total	$536.66

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$153.41
2	$154.18
3	$154.96
4	$155.75
5	$156.54
6	$157.34
7	$158.15
8	$158.96
9	$159.78
10	$160.61
11	$161.44
12	$162.28

Total	$1,893.42
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,706.01
- Year 5 Surrender Charge	$3,604.00

=	$15,102	(rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $94,815.44
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$77,210.34
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$4,240.81
- Mortality & Expense Charge****	$887.92
+ Hypothetical Rate of Return*****	$(1,016.17)

=	$94,815	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$345.39
2	$345.48
3	$345.57
4	$345.67
5	$345.76
6	$345.85
7	$345.95
8	$346.04
9	$346.13

Month	COI
10	$346.23
11	$346.32
12	$346.41

Total	$4,150.81

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(87.13)
2	$(86.68)
3	$(86.23)
4	$(85.79)
5	$(85.34)
6	$(84.90)
7	$(84.46)
8	$(84.01)
9	$(83.57)
10	$(83.13)
11	$(82.69)
12	$(82.25)

Total	$(1,016.17)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$94,815.44
- Year 5 Surrender Charge	$20,840.00

=	$73,975	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $114,263.26
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$90,174.58
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$4,205.89
- Mortality & Expense Charge****	$1,004.94
+ Hypothetical Rate of Return*****	$5,549.51

=	$114,263	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$343.02
2	$343.01
3	$343.01
4	$343.00
5	$343.00
6	$342.99
7	$342.99
8	$342.98
9	$342.98
10	$342.97
11	$342.97
12	$342.96

Total	$4,115.89

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$461.83
2	$461.95
3	$462.06
4	$462.17
5	$462.29
6	$462.40
7	$462.51
8	$462.63
9	$462.74
10	$462.86
11	$462.98
12	$463.09

Total	$5,549.51
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$114,263.26
- Year 5 Surrender Charge	$20,840.00

=	$93,423	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $137,103.87
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$104,798.82
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$4,165.77
- Mortality & Expense Charge****	$1,136.91
+ Hypothetical Rate of Return*****	$13,857.73

=	$137,104	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$340.35
2	$340.23
3	$340.10
4	$339.97
5	$339.85
6	$339.72
7	$339.59
8	$339.46
9	$339.33
10	$339.19
11	$339.06
12	$338.92

Total	$4,075.77

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,121.12
2	$1,127.08
3	$1,133.09
4	$1,139.15
5	$1,145.25
6	$1,151.41
7	$1,157.62
8	$1,163.88
9	$1,170.19

Month	Interest
10	$1,176.55
11	$1,182.96
12	$1,189.43

Total	$13,857.73
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$137,103.87
- Year 5 Surrender Charge	$20,840.00

=	$116,264	(rounded to the nearest dollar)